Supplement to

CALVERT SOCIAL INVESTMENT FUND

Calvert Balanced, Bond, Equity, Enhanced Equity and Money Market Portfolios

CALVERT SOCIAL INDEX SERIES, INC.

Calvert Social Index Fund

Statement of Additional Information dated January 31, 2011

Date of Supplement: May 23, 2011

Kevin K. Yousif is no longer a Portfolio Manager for Calvert Social Index Fund.  Accordingly, please remove the references to Mr. Yousif under “Portfolio Manager Disclosure” in the Statement of Additional Information.